Exhibit 99.20


   Johnson & Johnson and Subsidiaries
    Supplementary Sales Data

    (Unaudited; Dollars in Millions)                  THIRD QUARTER
                                                               Percent
                                                               Change
                                                               Operat
                                           2007     2006  Total -ions Currency
    Sales to customers
    by segment of business
    Consumer
        U.S.                               $1,591   1,138  39.8 %  39.8     -
        International                       2,032   1,318  54.2    46.5   7.7
                                            3,623   2,456  47.5    43.4   4.1
    Pharmaceutical
        U.S.                                3,765   3,841  (2.0)   (2.0)    -
        International                       2,334   2,040  14.4     7.2   7.2
                                            6,099   5,881   3.7     1.2   2.5
    Med Devices & Diagnostics
        U.S.                                2,569   2,509   2.4     2.4     -
        International                       2,679   2,441   9.8     3.7   6.1
                                            5,248   4,950   6.0     3.0   3.0

    U.S.                                    7,925   7,488   5.8     5.8     -
    International                           7,045   5,799  21.5    14.7   6.8
    Worldwide                             $14,970  13,287  12.7 %   9.7   3.0


    (Unaudited; Dollars in Millions)                   NINE MONTHS
                                                               Percent
                                                               Change
                                                               Operat
                                           2007     2006  Total -ions Currency
    Sales to customers by
    segment of business
    Consumer
        U.S.                               $4,782   3,391  41.0 %  41.0     -
        International                       5,901   3,818  54.6    48.1   6.5
                                           10,683   7,209  48.2    44.8   3.4
    Pharmaceutical
        U.S.                               11,659  11,224   3.9     3.9     -
        International                       6,810   6,093  11.8     5.6   6.2
                                           18,469  17,317   6.7     4.5   2.2
    Med Devices & Diagnostics
        U.S.                                7,772   7,619   2.0     2.0     -
        International                       8,214   7,497   9.6     4.3   5.3
                                           15,986  15,116   5.8     3.2   2.6

    U.S.                                   24,213  22,234   8.9     8.9     -
    International                          20,925  17,408  20.2    14.3   5.9
    Worldwide                             $45,138  39,642  13.9 %  11.3   2.6



    Johnson & Johnson and Subsidiaries
    Supplementary Sales Data

    (Unaudited; Dollars in Millions)                 THIRD QUARTER
                                                               Percent
                                                               Change
                                                               Operat
                                           2007     2006  Total -ions Currency
    Sales to customers
    by geographic area
    U.S.                                   $7,925   7,488   5.8 %   5.8    -

    Europe                                  3,765   3,098  21.5    13.3   8.2
    Western Hemisphere excluding U.S.       1,195     901  32.6    24.9   7.7
    Asia-Pacific, Africa                    2,085   1,800  15.8    11.8   4.0
    International                           7,045   5,799  21.5    14.7   6.8

    Worldwide                             $14,970  13,287  12.7 %   9.7   3.0


    (Unaudited; Dollars in Millions)                  NINE MONTHS
                                                               Percent
                                                               Change
                                                               Operat
                                           2007     2006  Total -ions Currency
    Sales to customers
    by geographic area
    U.S.                                  $24,213  22,234   8.9 %   8.9     -

    Europe                                 11,485   9,464  21.4    13.1   8.3
    Western Hemisphere excluding U.S.       3,372   2,599  29.7    25.2   4.5
    Asia-Pacific, Africa                    6,068   5,345  13.5    11.2   2.3
    International                          20,925  17,408  20.2    14.3   5.9

    Worldwide                             $45,138  39,642  13.9 %  11.3   2.6



    Johnson & Johnson and Subsidiaries
    Condensed Consolidated Statement of Earnings

    (Unaudited; in Millions
    Except Per Share Figures)                    THIRD QUARTER

                                        2007               2006
                                             Percent         Percent  Percent
                                               to              to    Increase
                                   Amount     Sales   Amount  Sales (Decrease)
    Sales to customers            $14,970     100.0  $13,287     100.0   12.7
    Cost of products sold           4,274      28.5    3,650      27.5   17.1
    Selling, marketing and
     administrative expenses        4,899      32.7    4,291      32.3   14.2
    Research expense                1,834      12.3    1,719      12.9    6.7
    In-process research &
     development (IPR&D)                -         -      115       0.9
    Restructuring expense             745       5.0        -         -
    Interest (income)expense, net     (52)     (0.3)    (194)     (1.5)
    Other (income)expense, net          2         -       45       0.3
    Earnings before provision for
     taxes on income                3,268      21.8    3,661      27.6  (10.7)
    Provision for taxes on income     720       4.8      901       6.8  (20.1)
    Net earnings                   $2,548      17.0   $2,760      20.8   (7.7)

    Net earnings per share
     (Diluted)                      $0.88              $0.94             (6.4)

    Average shares outstanding
     (Diluted)                    2,912.9            2,948.1

    Effective tax rate               22.0 %             24.6 %

    Adjusted earnings before
     provision for taxes and net
     earnings (A)
         Earnings before
          provision for taxes on
          income                   $4,013 (1)  26.8   $3,776 (2)  28.4    6.3
         Net earnings              $3,076 (1)  20.5   $2,875 (2)  21.6    7.0
         Net earnings per share
          (Diluted)                 $1.06 (1)          $0.98 (2)          8.2
         Effective tax rate         23.3%              23.9%

    (1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of the restructuring expense of $745 million, $528 million and $0.18 per share, respectively.

    (2) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of IPR&D of $115 million with no tax benefit and $0.04 per share, respectively.



    Johnson & Johnson and Subsidiaries
    Condensed Consolidated Statement of Earnings

    (Unaudited; in Millions Except
    Per Share Figures)                            NINE MONTHS

                                             Percent         Percent  Percent
                                               to              to    Increase
                                   Amount     Sales   Amount  Sales (Decrease)
    Sales to customers             $45,138     100.0  $39,642     100.0  13.9
    Cost of products sold           13,017      28.8   11,050      27.9  17.8
    Selling, marketing and
     administrative expenses        14,730      32.6   12,737      32.1  15.6
    Research expense                 5,352      11.9    5,079      12.8   5.4
    In-process research &
     development (IPR&D)               807       1.8      239       0.6
    Restructuring expense              745       1.7        -         -
    Interest (income)expense, net     (121)     (0.3)    (571)     (1.4)
    Other (income)expense, net        (343)     (0.8)    (771)     (2.0)
    Earnings before provision for
     taxes on income                10,951      24.3   11,879      30.0  (7.8)
    Provision for taxes on income    2,749       6.1    2,994       7.6  (8.2)
    Net earnings                    $8,202      18.2   $8,885      22.4  (7.7)

    Net earnings per share
     (Diluted)                       $2.81              $2.99            (6.0)

    Average shares outstanding
     (Diluted)                     2,919.3            2,971.3

    Effective tax rate                25.1 %             25.2 %

    Adjusted earnings before
     provision for taxes and net
     earnings (A)
         Earnings before provision
          for taxes on income      $12,503 (1)  27.7  $11,496 (2)  29.0   8.8
         Net earnings               $9,537 (1)  21.1   $8,748 (2)  22.1   9.0
         Net earnings per share
          (Diluted)                  $3.27 (1)          $2.95 (2)        10.8
         Effective tax rate          23.7%              23.9%

    (1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of IPR&D of $807 million with no tax benefit and $0.28 per share respectively, and the exclusion of the restructuring expense of $745 million, $528 million and $0.18 per share, respectively.

    (2) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of the Guidant acquisition termination fee of $622 million, $368 million and $0.12 per share, respectively, and the exclusion of IPR&D of $239 million, $231 million and $0.08 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development activities (including IPR&D at acquisition or upon attainment of milestones and any extraordinary expenses), strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

                       REPORTED SALES vs. PRIOR PERIOD
                                     $MM

                                            THIRD QUARTER
                                                         % Change
                                2007    2006  Reported Operational(1) Currency
    PHARMACEUTICAL SEGMENT (2)

    ACIPHEX/PARIET
    US                           159     146     8.4%        8.4%            -
    Intl                         179     161    11.6%        4.0%         7.6%
    WW                           338     307    10.1%        6.1%         4.0%

    Anti-Psychotics (3)
    US                           674     635     6.3%        6.3%            -
    Intl                         488     433    12.8%        5.6%         7.2%
    WW                         1,162   1,068     8.9%        6.0%         2.9%

    CONCERTA
    US                           177     179    -1.2%       -1.2%            -
    Intl                          54      41    34.0%       24.8%         9.2%
    WW                           231     220     5.3%        3.6%         1.7%

    DURAGESIC
    US                           107     138   -23.0%      -23.0%            -
    Intl                         202     204    -0.7%       -6.5%         5.8%
    WW                           309     342    -9.7%      -13.2%         3.5%

    EPREX/PROCRIT
    US                           380     522   -27.1%      -27.1%            -
    Intl                         302     276     9.0%        1.0%         8.0%
    WW                           682     798   -14.6%      -17.4%         2.8%

    Hormonal Contraceptives
    US                           166     210   -21.2%      -21.2%            -
    Intl                          67      60    11.9%        4.1%         7.8%
    WW                           233     270   -13.9%      -15.6%         1.7%

    LEVAQUIN/FLOXIN
    US                           352     334     5.4%        5.4%            -
    Intl                          19      13    46.2%       42.9%         3.8%
    WW                           371     347     6.9%        6.8%         0.1%

    REMICADE
    US                           648     602     7.5%        7.5%            -
    Intl                         171     174    -1.4%       -1.4%            -
    WW                           819     776     5.5%        5.5%            -

    TOPAMAX
    US                           498     435    14.4%       14.4%            -
    Intl                         115      98    17.5%        9.7%         7.8%
    WW                           613     533    15.0%       13.6%         1.4%

    Other
    US                           604     640    -5.6%       -5.6%            -
    Intl                         737     580    27.1%       18.1%         9.0%
    WW                         1,341   1,220     9.9%        5.6%         4.3%

    Total Pharmaceutical Segment
    US                         3,765   3,841    -2.0%       -2.0%            -
    Intl                       2,334   2,040    14.4%        7.2%         7.2%
    WW                         6,099   5,881     3.7%        1.2%         2.5%



                                               NINE MONTHS
                                                         % Change
                                 2007    2006  Reported Operational(1) Currency
    PHARMACEUTICAL SEGMENT (2)

    ACIPHEX/PARIET
    US                           479     438     9.3%        9.3%            -
    Intl                         531     483     9.9%        3.4%         6.5%
    WW                         1,010     921     9.7%        6.3%         3.4%

    Anti-Psychotics (3)
    US                         2,037   1,788    13.9%       13.9%            -
    Intl                       1,440   1,334     7.9%        1.8%         6.1%
    WW                         3,477   3,122    11.4%        8.8%         2.6%

    CONCERTA
    US                           576     547     5.3%        5.3%            -
    Intl                         163     125    30.5%       22.4%         8.1%
    WW                           739     672    10.0%        8.5%         1.5%

    DURAGESIC
    US                           319     369   -13.8%      -13.8%            -
    Intl                         581     633    -8.2%      -13.2%         5.0%
    WW                           900   1,002   -10.2%      -13.4%         3.2%

    EPREX/PROCRIT
    US                         1,359   1,573   -13.6%      -13.6%            -
    Intl                         898     819     9.6%        2.2%         7.4%
    WW                         2,257   2,392    -5.6%       -8.1%         2.5%

    Hormonal Contraceptives
    US                           516     597   -13.7%      -13.7%            -
    Intl                         194     175    11.3%        5.0%         6.3%
    WW                           710     772    -8.0%       -9.4%         1.4%

    LEVAQUIN/FLOXIN
    US                         1,155   1,048    10.2%       10.2%            -
    Intl                          59      43    37.2%       36.5%         0.7%
    WW                         1,214   1,091    11.2%       11.2%         0.0%

    REMICADE
    US                         1,873   1,763     6.3%        6.3%            -
    Intl                         546     470    16.1%       16.1%         0.0%
    WW                         2,419   2,233     8.3%        8.3%         0.0%

    TOPAMAX
    US                         1,471   1,200    22.5%       22.5%            -
    Intl                         330     298    10.9%        4.0%         6.9%
    WW                         1,801   1,498    20.2%       18.8%         1.4%

    Other
    US                         1,874   1,901    -1.4%       -1.4%            -
    Intl                       2,068   1,713    20.7%       13.1%         7.6%
    WW                         3,942   3,614     9.1%        5.5%         3.6%

    Total Pharmaceutical Segment
    US                        11,659  11,224     3.9%        3.9%            -
    Intl                       6,810   6,093    11.8%        5.6%         6.2%
    WW                        18,469  17,317     6.7%        4.5%         2.2%


     (1) Operational growth excludes the effect of currency
     (2) Select areas (unaudited)
     (3) Includes Risperdal, Risperdal Consta & Invega



                       REPORTED SALES vs. PRIOR PERIOD
                                     $MM

                                            THIRD QUARTER
                                                         % Change
                                2007    2006 Reported  Operational(1) Currency
    MEDICAL DEVICES AND DIAGNOSTICS (2)

    Cordis
    US                           373     502   -25.6%      -25.6%            -
    Intl                         404     481   -16.3%      -20.7%         4.4%
    WW                           777     983   -21.0%      -23.1%         2.1%

    DePuy
    US                           636     605     5.2%        5.2%            -
    Intl                         450     366    22.9%       14.6%         8.3%
    WW                         1,086     971    11.9%        8.8%         3.1%

    Ethicon
    US                           349     326     7.2%        7.2%            -
    Intl                         528     470    12.1%        4.7%         7.4%
    WW                           877     796    10.1%        5.7%         4.4%

    Ethicon Endo-Surgery
    US                           440     416     5.8%        5.8%            -
    Intl                         482     409    17.7%       10.9%         6.8%
    WW                           922     825    11.7%        8.3%         3.4%

    LifeScan
    US                           321     278    15.3%       15.3%            -
    Intl                         264     227    16.8%        9.0%         7.8%
    WW                           585     505    16.0%       12.5%         3.5%

    Ortho-Clinical Diagnostics
    US                           219     184    18.7%       18.7%            -
    Intl                         185     176     5.4%       -0.2%         5.6%
    WW                           404     360    12.2%        9.5%         2.7%

    Total Vision Care
    US                           214     185    15.1%       15.1%            -
    Intl                         363     308    18.5%       15.7%         2.8%
    WW                           577     493    17.2%       15.5%         1.7%

    Other
    US                            17      13    30.8%       30.8%            -
    Intl                           3       4   -25.0%      -28.0%         3.0%
    WW                            20      17    17.6%       16.9%          .7%

    Total MD&D Segment
    US                         2,569   2,509     2.4%        2.4%            -
    Intl                       2,679   2,441     9.8%        3.7%         6.1%
    WW                         5,248   4,950     6.0%        3.0%         3.0%



                                              NINE MONTHS
                                                         % Change
                               2007    2006 Reported  Operational(1) Currency
    MEDICAL DEVICES AND DIAGNOSTICS (2)

    Cordis
    US                         1,194   1,569   -23.9%      -23.9%            -
    Intl                       1,363   1,557   -12.5%      -15.8%         3.3%
    WW                         2,557   3,126   -18.2%      -19.9%         1.7%

    DePuy
    US                         1,977   1,892     4.5%        4.5%            -
    Intl                       1,401   1,153    21.5%       13.9%         7.6%
    WW                         3,378   3,045    10.9%        8.0%         2.9%

    Ethicon
    US                         1,043     943    10.6%       10.6%            -
    Intl                       1,605   1,443    11.2%        4.8%         6.4%
    WW                         2,648   2,386    11.0%        7.1%         3.9%

    Ethicon Endo-Surgery
    US                         1,311   1,212     8.2%        8.2%            -
    Intl                       1,459   1,264    15.4%        9.4%         6.0%
    WW                         2,770   2,476    11.9%        8.9%         3.0%

    LifeScan
    US                           923     857     7.7%        7.7%            -
    Intl                         807     675    19.6%       12.5%         7.1%
    WW                         1,730   1,532    13.0%        9.9%         3.1%

    Ortho-Clinical Diagnostics
    US                           653     568    14.9%       14.9%            -
    Intl                         550     530     3.7%       -1.2%         4.9%
    WW                         1,203   1,098     9.5%        7.2%         2.3%

    Total Vision Care
    US                           622     541    15.0%       15.0%            -
    Intl                       1,021     867    17.8%       16.1%         1.7%
    WW                         1,643   1,408    16.7%       15.7%         1.0%

    Other
    US                            49      37    32.4%       32.4%            -
    Intl                           8       8       -%       -2.5%         2.5%
    WW                            57      45    26.7%       26.0%          .7%

    Total MD&D Segment
    US                         7,772   7,619     2.0%        2.0%            -
    Intl                       8,214   7,497     9.6%        4.3%         5.3%
    WW                        15,986  15,116     5.8%        3.2%         2.6%


     (1) Operational growth excludes the effect of currency
     (2) Select areas (unaudited)



                       REPORTED SALES vs. PRIOR PERIOD
                                     $MM

                                               THIRD QUARTER
                                                         % Change
                                2007    2006  Reported Operational(1) Currency

    CONSUMER SEGMENT (2) (3)

    Skin Care
    US                           311     265    17.2%       17.2%            -
    Intl                         426     370    15.1%        7.9%         7.2%
    WW                           737     635    16.0%       11.8%         4.2%

    Baby & Kids Care
    US                           113     102    10.3%       10.3%            -
    Intl                         398     349    14.2%        6.4%         7.8%
    WW                           511     451    13.3%        7.3%         6.0%

    Oral Care
    US                           211      58   265.3%      265.3%            -
    Intl                         185      38   383.5%      376.1%         7.4%
    WW                           396      96   312.3%      309.3%         3.0%

    OTC/Nutritionals
    US                           653     481    36.0%       36.0%            -
    Intl                         611     218   179.9%      172.5%         7.4%
    WW                         1,264     699    80.9%       78.6%         2.3%

    Women's Health
    US                           149     151    -1.4%       -1.4%            -
    Intl                         312     281    11.2%        3.0%         8.2%
    WW                           461     432     6.8%        1.5%         5.3%

    Other
    US                           154      81    90.1%       90.1%            -
    Intl                         100      62    61.3%       53.3%         8.0%
    WW                           254     143    77.6%       74.2%         3.4%

    Total Consumer Segment
    US                         1,591   1,138    39.8%       39.8%            -
    Intl                       2,032   1,318    54.2%       46.5%         7.7%
    WW                         3,623   2,456    47.5%       43.4%         4.1%




                                                NINE MONTHS
                                                         % Change
                                2007    2006 Reported  Operational(1) Currency

    Operational (1) Currency

    CONSUMER SEGMENT (2) (3)

    Skin Care
    US                         1,006     863    16.5%       16.5%            -
    Intl                       1,252   1,085    15.4%        9.0%         6.4%
    WW                         2,258   1,948    15.9%       12.3%         3.6%

    Baby & Kids Care
    US                           328     302     8.5%        8.5%            -
    Intl                       1,117     977    14.4%        8.0%         6.4%
    WW                         1,445   1,279    13.0%        8.1%         4.9%

    Oral Care
    US                           600     178   236.7%      236.7%            -
    Intl                         509     115   342.2%      336.4%          5.8%
    WW                         1,109     293   278.1%      275.8%          2.3%

    OTC/Nutritionals
    US                         1,892   1,340    41.3%       41.3%            -
    Intl                       1,835     645   184.4%      177.7%         6.7%
    WW                         3,727   1,985    87.8%       85.6%         2.2%

    Women's Health
    US                           475     448     6.1%        6.1%            -
    Intl                         870     798     9.0%        2.2%         6.8%
    WW                         1,345   1,246     8.0%        3.7%         4.3%

    Other
    US                           481     260    85.0%       85.0%            -
    Intl                         318     198    60.6%       54.4%         6.2%
    WW                           799     458    74.5%       71.8%         2.7%

    Total Consumer Segment
    US                         4,782   3,391    41.0%       41.0%            -
    Intl                       5,901   3,818    54.6%       48.1%         6.5%
    WW                        10,683   7,209    48.2%       44.8%         3.4%




    (1) Operational growth excludes the effect of currency
    (2) Select areas (unaudited)
    (3) 2007 Includes sales from acquisition of PCH